FIRST AMENDMENT TO

SINGLE FAMILY HOMES REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO SINGLE FAMILY HOMES REAL ESTATE PURCHASE AND SALE AGREEMENT (this "First Amendment") is made as of October 30, 2013, by and between RED DOOR HOUSING LLC, a Texas limited liability company and WFI FUNDING, INC., a Texas corporation d/b/a RED DOOR FUNDING (collectively, “Seller”), and REVEN HOUSING TEXAS, LLC, a Delaware limited liability company (“Buyer”), successor-in-interest to REVEN HOUSING GEORGIA, LLC, a Delaware limited liability company (“Assignor”) with reference to the following recitals:

RECITALS

A. Seller and Assignor entered into that certain Single Family Homes Real Estate Purchase and Sale Agreement, dated as of October 4, 2013 ("Agreement"), pursuant to which Seller agreed to sell and Assignor agreed to purchase from Seller, that certain group of One Hundred Seventy (170) single family homes, in the City of Houston, Texas, and which is more particularly defined in the Agreement as the “Property,” all upon the terms and subject to the conditions contained in the Agreement.

B. Seller and Assignor have agreed to amend the Agreement to reflect the scheduled closing dates, as set forth herein.

AGREEMENT

1.             Definitions. All initially-capitalized terms used in this First Amendment without definition shall have the meanings given such terms in the Agreement.

2.             Closing Dates. Section 5(d) of the Agreement is hereby deleted in its entirety and replaced with the following:

(d) Deferred Closing. Buyer will cause the Closing to occur with respect to the Property identified on Exhibit A-1 on the Closing Date. The consideration required to close with respect to those Properties will be equal to the sum of the values of the properties set forth on Exhibit A-1 (less the value of any Excluded Properties) and Buyer will close with respect to those properties on the scheduled Closing Date. Buyer may, in its discretion, close on the properties identified on Exhibit A-2 by delivering to Escrow the sum of the values of the properties set forth on Exhibit A-2 (less the value of any Excluded Properties) on any day after January 15, 2014 and before January 31, 2014, and the consideration required to close with respect to those Properties will be the amount so delivered to Escrow.

3.             Delivery of Purchase Price. The last sentence of Section 5(a)(1) of the Agreement is hereby deleted in its entirety and replaced with the following:

At the closing of the transactions contemplated by this Agreement (the “Closing”), Buyer shall receive a credit against the Purchase Price in the amount of the Deposit with respect to the Property identified on Exhibit A-1. No further deposit will be placed into Escrow.

4.             Assignment. Pursuant to Section 22(g) of the Agreement, Assignor hereby assigns its interests under the Agreement to Buyer, and Buyer hereby assumes all obligations of Assignor under the Agreement. Assignor acknowledges that all of Assignor’s obligations under the Agreement remain in full force and effect, and Assignor is not released from any obligations thereunder.

5.             Exhibits. Exhibit A-1 and Exhibit A-2 of the Agreement are hereby replaced by Exhibit A-1 and Exhibit A-2, respectively, attached to this First Amendment.

6.             Full Force and Effect. Except as modified herein, Buyer, Seller, and Assignor hereby agree and affirm that the Agreement remains in full force and effect.

IN WITNESS WHEREOF, Assignor, Buyer, and Seller have caused this First Amendment to be duly executed on their behalfs as of the day and year stated above.

ASSIGNOR:	REVEN HOUSING GEORGIA, LLC, a Delaware limited liability company By: /s/ Chad Carpenter____________________ Name: Chad Carpenter Its: Chief Executive Officer

BUYER:	REVEN HOUSING TEXAS, LLC, a Delaware limited liability company By: /s/ Chad Carpenter_____________________ Name: Chad Carpenter Its: Chief Executive Officer
SELLER:	RED DOOR HOUSING, LLC, a Texas limited liability company By: /s/ Rickey Williams____________________ Name: Rickey Williams Its: Manager

SELLER:	WFI FUNDING, INC., a Texas corporation By: /s/ Rickey Williams___________________ Name: Rickey Williams Its: President

EXHIBIT A-1

DESCRIPTION OF PROPERTies

	Address	Zip	Bed	Bath	Sq. Ft	REVEN Price
1	25th Ave. 709	77590	3	2	1370	$72,936.28
2	34th Ave 2622	77590	3	2	1712	$68,073.87
3	3rd 2510	77547	3	2	1189	$58,349.03
4	6th 401	77571	3	1	1084	$68,073.87
5	Aberdeen 11113	77502	3	1	992	$65,642.66
6	Addicks Clodine 4003	77082	3	2	1960	$92,385.96
7	Akard 4218	77047	3	1	1034	$60,293.99
8	Aldis 10918	77075	4	1	1426	$77,798.70
9	Andalusian18530	77433	3	2	1197	$81,688.64
10	Anthony Hay 2414	77449	3	2	1420	$87,523.54
11	Banton 742	77530	3	1	896	$68,073.87
12	Barada 10530	77034	3	1	981	$71,477.56
13	Barcelona 17147	77546	3	2	1704	$97,248.38
14	Bazelbriar 15835	77489	3	2	1240	$77,798.70
15	Beaver Trail 11007	77086	3	2	1286	$69,289.47
16	Beck Ridge 16234	77053	3	2	1011	$73,908.77
17	Belle Glen 7818	77072	3	2	1146	$77,798.70
18	Beran 4326	77045	3	1	1212	$61,266.48
19	Bintliff 7322	77074	4	1	1852	$104,055.77
20	Bowridge 16211	77053	3	2	1803	$80,473.03
21	Brickarbor Dr. 1607	77449	3	2	1378	$78,771.19
22	Brookfield 3719	77045	3	2	1196	$74,881.25
23	Brookston 4130	77045	3	2	1237	$77,798.70
24	Brookston 4806	77045	4	2	2046	$82,661.12
25	Brookston3410	77045	3	2	1058	$77,798.70
26	Brown 718	77536	4	2	1936	$107,945.70
27	Buffum 10310	77051	3	1	1170	$59,807.75
28	Burle Oak 19914	77346	3	2	1397	$77,798.70
29	Canterview 1310	77047	3	1	1305	$63,211.45
30	Cape Hyannis 12202	77048	3	2	1328	$66,128.90
31	Cardinal 712	77502	3	1	1487	$77,798.70
32	Carmona Ln5010	77581	3	2	1416	$106,973.22
33	Catbird 16107	77396	3	2	1488	$97,248.38
34	Charriton 3302	77039	3	1.5	1320	$80,716.15
35	Cherry Meadow 3806	77039	3	1	927	$69,046.35
36	Cleveland 1903	77502	3	1	1475	$74,881.25
37	Concho 11242	77072	3	2	1479	$93,066.70
38	Creekhurst 12115	77099	3	2	1853	$92,385.96
39	Crestwood 2006	77469	4	2	2622	$97,248.38
40	Darlinghurst 6422	77085	4	2	2064	$89,954.75
41	Dartwood 14122	77049	3	2	1114	$73,908.77
42	Dawnmist 20121	77346	4	2	1866	$87,523.54
43	Dawnridge 7710	77071	4	2	1772	$92,385.96
44	Dayflower 4311	77449	3	2	1337	$82,661.12
45	Dragonwick 2722	77045	3	1	1135	$66,128.90
46	Dunkley Dr 905	77076	3	1	1216	$65,156.41
47	E Fayle 2101	77520	3	2	1501	$63,211.45
48	E. Delz 343	77022	3	1	1200	$65,156.41
49	Ebbtide 2923	77045	3	1.5	1624	$68,073.87
50	Evesborough 11218	77099	3	2	1069	$69,532.59
51	Fall Meadow 1902	77459	3	2	1706	$92,385.96
52	Fern valley 8815	77044	3	2	1605	$90,440.99
53	Fitzwater 4523	77373	3	2	1484	$73,908.77
54	Folkstone 7731	77075	4	2	1702	$92,385.96
55	Foredale 9610	77075	3	1	1255	$72,936.28
56	Foredale 9617	77075	3	1.5	1015	$74,881.25
57	Foredale 9618	77075	4	2	1662	$77,798.70
58	Foxhurst 7023	77338	3	2	1685	$87,523.54
59	Foxway 7302	77338	3	2	1615	$92,385.96
60	Foy 10610	77093	3	1	1104	$63,211.45
61	Garland 8108	77017	3	1	1417	$74,881.25
62	Glen Shadow 9202	77088	3	2	1363	$82,661.12
63	Glen Shadow 9311	77088	3	2	1413	$82,661.12
64	Glenridge 4938	77053	3	1	1364	$68,073.87
65	Goliad Ave 1502	77568	3	1	1541	$65,156.41
66	Hardwicke Rd 294	77060	4	2	1089	$72,936.28
67	Heatherbloom 4015	77045	3	1	1476	$65,642.66
68	Heatherbrook 3919	77045	3	2	1604	$75,853.74
69	Hillis 9702	77078	3	2	1528	$68,073.87
70	Horncastle 818	77530	3	1	1552	$70,505.07
71	Houston Ave 1208	77502	3	1	1436	$77,798.70
72	Hurlingham 3422	77093	3	1	952	$63,211.45
73	Ivyknoll 6334	77035	4	2	1898	$82,661.12
74	Jane Dr 1907	77502	3	1	1386	$77,798.70
75	Kathryn 12509	77015	3	1	1067	$63,211.45
76	Kentucky 2003	77520	3	2	1960	$63,211.45
77	Kindlewood 8915	77099	3	2	1088	$73,908.77
78	Kings 7106	77521	3	1.5	1527	$66,128.90
79	Kirkland 8714	77089	3	2	1314	$106,973.22
80	Kirsten 1230	77568	3	2	1704	$82,661.12
81	Knotty Oaks 2707	77045	3	2	1109	$62,238.96
82	Knotty Oaks 3219	77045	3	2	1592	$66,128.90
83	Knotty Post 6026	77373	3	2	1508	$77,798.70
84	Knottynold 3923	77053	3	2	1374	$77,798.70
85	KnottyOaks3314	77045	3	2	1626	$67,830.74
86	Longbrook 12315	77099	4	2	1858	$97,248.38
87	Lyden Ridge 5522	77053	3	2	1160	$73,908.77
88	Marleen 1131	77034	3	1	1068	$79,743.67
89	Marlen 2412	77502	3	2	1400	$82,661.12
90	Mcgallion 11311	77076	3	1	830	$65,156.41
91	Meadow Park 4710	77048	3	1	1320	$63,211.45
92	Mitchell Rd. 1250	77037	3	2	1517	$79,257.43
93	Morning Dove 15314	77396	3	2	1353	$75,124.37
94	Navidad 6927	77083	3	2	1320	$76,826.22
95	Newgate 23315	77373	3	2	1462	$79,743.67
96	Wuthering Heights 3107	77045	3	2	1097	$65,642.66
97	Norell 714	77530	3	1	1188	$63,211.45
98	Oak Shadows 4547	77091	3	1.5	1005	$68,073.87
99	Oakside 4010	77053	3	2	1189	$72,936.28
100	Overcross 3430	77045	3	2	1099	$69,289.47
101	Parker 7322	77016	3	2	1638	$66,128.90
102	Pauline 807	77502	3	1	1044	$68,073.87
103	Plumbrook 12106	77099	3	2	1204	$77,798.70
104	Ponderosa 4503	77521	3	2	1558	$82,661.12
105	Presidents Dr 4151	77047	3	2.5	1732	$107,945.70
106	Quail Shute 23006	77389	3	2.5	1935	$106,973.22
107	Quiet Bend 2735	77489	3	2	1528	$87,523.54
108	Ridgecroft Rd 15802	77053	3	2.5	1512	$81,202.40
109	Ridgewest 4915	77053	3	2	992	$68,073.87
110	Ripplebrook 3530	77045	4	2	1612	$76,826.22
111	Riptide 7606	77072	3	2	1133	$82,661.12
112	Roandale 11618	77048	4	2	1328	$72,936.28
113	Rosebriar 15827	77489	3	2	1190	$77,798.70
114	Rosebriar 15919	77489	3	2	1190	$77,798.70
115	S Navaho Trail 20078	77449	3	2	1298	$85,578.57
116	Sagedowne 10122	77089	4	2.5	1806	$106,973.22
117	Sagehill 11203	77089	3	1.5	1766	$99,679.59
118	Sagewillow 10631	77089	3	2	1494	$97,248.38
119	Sailfish 3914	77571	4	2	2025	$82,661.12
120	Seagrove 323	77571	4	2	1500	$82,661.12
121	Shady Arbor 7035	77040	3	2	1660	$97,248.38
122	Shady Brook 2419	77087	3	2	1969	$99,193.35
123	Shelton 993	77530	3	2.5	1056	$82,661.12
124	Silversmith Ln 23810	77493	3	2	1210	$74,881.25
125	Sommercoats 922	77530	3	2	1629	$82,661.12
126	Springhaven 6406	77396	3	2	1513	$81,688.64
127	Stover 10350	77075	3	2	1183	$75,367.49
128	Stover 10801	77075	3	2	1649	$72,936.28
129	Sunny Dr 2402	77093	3	1	1146	$70,991.32
130	Swan Valley 19715	77433	3	2	1380	$84,606.09
131	Tara Blue Ridge 7122	77469	3	2	1529	$92,385.96
132	Tavenor 4223	77047	3	1	946	$61,266.48
133	Teal Park 15314	77396	3	2	1529	$84,606.09
134	Tenderden 1355	77530	4	2	1535	$87,523.54
135	Tidewater 2730	77045	3	1	1732	$68,073.87
136	Tiffany 3934	77045	4	2	1403	$77,798.70
137	Tilden 205	77506	3	1	1072	$65,642.66
138	Tiltree 9945	77075	3	1	1328	$77,798.70
139	Timber 202	77520	3	2	2556	$82,661.12
140	Twinridge 11655	77099	3	2	1615	$87,523.54
141	Tylergate Dr 4306	77373	3	2	1178	$72,936.28
142	Valley Park 10006	77078	3	2	1189	$66,128.90
143	Valley Park 9918	77078	3	2	1189	$67,101.38
144	Valley Wind 9930	77078	3	1	1161	$70,018.83
145	Vickery 12710	77039	3	1.5	1289	$85,578.57
146	Virginia 1809	77502	3	1.5	1464	$81,202.40
147	W Fuqua 7439	77489	3	2	1938	$74,589.51
148	W Gulf Bank 1495	77088	3	2	1340	$70,018.83
149	Washington 3217	77503	3	1	953	$68,073.87
150	Waterchase 7706	77489	3	2	1500	$79,743.67
					212444	$11,691,832.22

EXHIBIT A-2

DESCRIPTION OF DEFERRED PROPERTies

	Address	Zip	Bed	Bath	Sq. Ft	RVEN Price
1	27th 4801	77539	2	2	1162	$63,211.45
2	34th St 4903	77539	3	2	1386	$71,963.80
3	Belarbor 6315	77087	3	1	975	$60,780.24
4	Camden 1307	77502	3	2	1141	$79,743.67
5	Charney 8714	77088	3	1	1140	$69,046.35
6	Crooked Creek 5458	77017	4	1.5	1509	$72,936.28
7	Denoron 4907	77048	3	1	1397	$67,587.62
8	Foxside 7011	77338	3	2	2097	$92,385.96
9	Maplemont 16339	77095	4	2	1545	$92,385.96
10	Paddington 6214	77085	4	2	1566	$82,661.12
11	Pinetex 7326	77396	4	2	1659	$87,523.54
12	Red Leaf 711	77090	4	2	2556	$116,698.05
13	Wavecrest 1607	77062	3	2	1836	$116,698.05
14	Whispering Willow 23311	77373	3	2	1209	$82,661.12
15	Whitchurch Way 13203	77015	3	2	1520	$95,303.41
16	White Gate Ln 11326	77069	5	2	2464	$97,248.38
17	Whitehall 214	77060	3	2	1220	$86,551.06
18	Willow Oak 7318	77521	3	2	1448	$102,110.80
19	Winding Trace 6827	77086	3	2	1318	$81,202.40
20	Wingdale Dr 15907	77082	3	2	1524	$89,468.51
					30672	$1,708,167.78